UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2012 (April 4, 2012)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53708	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Following its announcement regarding the successful achievement of the primary endpoint (drug safety) of a Phase I/IIa clinical trial of BC-819 as a treatment for advanced ovarian cancer following the failure of a standard treatment, and its intention to expand the clinical trial in order to obtain more data on drug safety and efficacy, on April 4, 2012, BioCancell Therapeutics Inc. announced that it had received the required regulatory approvals to expand the clinical trial and will commence patient recruitment.

As previously reported, the safety profile of the drug was found to be satisfactory, even at the highest dosage (240 mg) which was administered three times. In light of this, BioCancell intends to treat an additional six patients in the expanded trial, each receiving 12 continuous weekly treatments of 240 mg of BC-819. The purpose of the expanded trial is to examine the safety of the treatment with BC-819 at a high dosage over time.

In addition, BioCancell intends to examine over a longer period the phenomenon observed, whereby patients receiving the highest dosage showed a decrease, and eventually absence, of ascites (a fluid containing cancerous cells that gathers in the abdominal cavity). This effect continued as long as the patients received treatment. Ascitic fluid is a significant side effect for ovarian cancer patients, which adversely affects their quality of life and indicates patient deterioration.

The expanded trial will take place in five Israeli medical centers: Hadassah, Carmel, Meir, Wolfson and Sheba Medical Centers. The regulatory committees approving clinical trials in each medical center have approved the expanded trial, and results are expected within one year.

This filing contains "forward-looking" statements, including statements that may relate to the further development and potential safety and efficacy of BC-819 or other products under development by BioCancell, as well as BioCancell's development strategy. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of BioCancell to differ materially from those indicated by these forward-looking statements, including, among others, the risk that the U.S. Food and Drug Administration may require changes to the protocols and informed consents for clinical trials, which changes may have a material adverse effect on the timing of, and BioCancell's ability to conduct, those clinical trials, risks related to the clinical advancement of BioCancell's products, including, but not limited, to the risk that clinical trials may not demonstrate safety and efficacy sufficient to obtain the requisite regulatory approvals or to result in a marketable product and risks related to the potential for others to develop similar products. BioCancell does not undertake any obligation to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS, INC.

Dated: April 9, 2012	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary